                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  June 16, 1997

                                   WABAN INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

              1-10259                                   33-0109661
      -------------------------               --------------------------------
       (Commission File Number)               (IRS Employer Identification No.)

One Mercer Road, Natick, Massachusetts                                 01760
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)

                                   (508) 651-6500
--------------------------------------------------------------------------------
              Registrant's Telephone Number, Including Area Code

                                 Not Applicable
--------------------------------------------------------------------------------
             (Former Name or Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

     On June 6, 1997, Waban Inc. ("Waban") filed with the Commission a Proxy Statement/Prospectus relating to the proposed tax-free distribution (the "Distribution"), in the form of a special dividend to stockholders, on a one-for-one basis, of all outstanding shares of the common stock held by Waban of BJ's Wholesale Club, Inc. ("BJI"), a newly formed, wholly owned subsidiary of Waban and certain related transactions. Such Proxy Statement/Prospectus contains, among other things, (i) pro forma financial data for the fiscal years ended January 25, 1997, January 27, 1996 and January 28, 1995 illustrating the estimated effects on Waban of the Distribution and certain related transactions and (ii) pro forma financial data for the fiscal year ended January 25, 1997 illustrating the estimated effects on BJI of the Distribution and certain related transactions. On June 10, 1997, Waban filed a Quarterly Report on Form 10-Q reporting financial information for the quarter ended April 26, 1997. The purpose of this Current Report on Form 8-K is to present updated pro forma financial data for each of Waban and BJI for the quarter ended April 26, 1997, illustrating the estimated effects of the Distribution and certain related transactions. All capitalized terms used herein which are not specifically defined herein shall have the respective meanings assigned to such terms in the Proxy Statement/Prospectus.

                       PRO FORMA FINANCIAL DATA OF WABAN

  The following unaudited pro forma financial data for the period ended
April 26, 1997 and as of April 26, 1997 illustrates the estimated effects on Waban of the proposed Distribution and (i) the repayment by BJI to Waban of intercompany indebtedness and current taxes payable, (ii) the prepayment of Waban's Senior Notes and Senior Subordinated Notes, (iii) borrowings under a new credit agreement that Waban expects to enter into with a group of banks, effective with the Distribution and (iv) the full or partial conversion of Waban's Convertible Debentures (the "Related Waban Transactions"). The Company has called the Convertible Debentures for redemption and, in connection therewith, has entered into the Standby Purchase Agreement. See "Standby Agreement" and "Risk Factors--Conversion or Redemption of Convertible Debentures" in the Proxy Statement/Prospectus filed with the Commission on June 6, 1997. The pro forma financial data has been prepared to present two alternative scenarios. Scenario A gives pro forma effect to the conversion of all of the Convertible Debentures into Waban Common Stock. Scenario B gives pro forma effect to the redemption of $53,474,000 of the Convertible Debentures for cash and the conversion of the remaining Convertible Debentures.

  The unaudited pro forma financial data of Waban does not purport to represent what the financial position or results of operations of Waban would have been if the Distribution and Related Waban Transactions had in fact been consummated on the dates indicated or at any future date. The pro forma adjustments are based upon available information and upon certain assumptions that Waban's management believes are reasonable in the circumstances.

                                  WABAN INC.
                 PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)
                                April 26, 1997
                            (Dollars in thousands)

Scenario A - Conversion of All Convertible Debentures into Common Stock


                                                                                  Pro Forma
                  ASSETS                                      Historical         Adjustments         Pro Forma
                  ------                                      ----------         -----------         ---------
Current Assets:
  Cash and cash equivalents                                      $33,461             (1,100) (1)        $4,161
                                                                                     27,500  (2)
                                                                                   (138,200) (3)
                                                                                     82,500  (6)
  Accounts receivable                                             49,809            (22,320) (7)        27,489
  Merchandise inventories                                        653,490           (317,056) (7)       336,434
  Current deferred income taxes                                   16,939             (6,186) (7)        10,753
  Prepaid expenses                                                11,371             (5,312) (7)         6,059
                                                              ----------                            ----------
    Total current assets                                         765,070                               384,896
  Property, net of depreciation                                  623,901           (378,517) (7)       245,384
  Intercompany debt                                                    -              9,508  (4)             -
                                                                                    (98,797) (5)
                                                                                    (82,500) (6)
                                                                                    171,789  (7)
  Other assets                                                    32,822             (1,307) (1)        17,962
                                                                                     (2,093) (3)
                                                                                    (11,460) (7)
                                                              ----------                            ----------
      Total assets                                            $1,421,793                              $648,242
                                                              ==========                            ==========

                  LIABILITIES
                  -----------

Current Liabilities:
  Current installments of long-term debt                         $12,409            (12,000) (3)          $235
                                                                                       (174) (7)
  Accounts payable                                               316,764           (187,158) (7)       129,606
  Accrued expenses and other current liabilities                 131,752            (58,736) (7)        73,016
  Accrued federal and state income taxes                           9,278               (529) (1)         2,150
                                                                                     (5,751) (3)
                                                                                       (848) (3)
                                                                                      9,508  (4)
                                                                                     (9,508) (7)
                                                              ----------                            ----------
    Total current liabilities                                    470,203                               205,007
Noncurrent liabilities                                            75,104            (28,269) (7)        46,835
Long-term debt                                                   230,765           (106,949) (1)        36,763
                                                                                     27,500  (2)
                                                                                   (112,000) (3)
                                                                                     (2,553) (7)
                 STOCKHOLDERS' EQUITY
                 --------------------


  Common stock                                                       333                 43  (1)           376
  Additional paid-in capital                                     330,227             98,613  (1)       359,261
                                                                                    (69,579) (7)
  Treasury stock                                                  (7,515)             7,515  (1)             -
  Retained earnings                                              322,676             (1,100) (1)             -
                                                                                     (8,449) (3)
                                                                                     (1,245) (3)
                                                                                    (98,797) (5)
                                                                                   (213,085) (7)
                                                              ----------                            ----------
    Total stockholders' equity                                   645,721                               359,637
                                                              ----------                            ----------
    Total liabilities and stockholders' equity                $1,421,793                              $648,242
                                                              ==========                            ==========


                                  WABAN INC.
              PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)
                      Thirteen Weeks Ended April 26, 1997
                 (Dollars in thousands, except per share data)


Scenario A - Conversion of All Convertible Debentures into Common Stock

                                                                                          Pro Forma
                                                                    Historical           Adjustments           Pro Forma
                                                                    ----------           -----------           ---------
Total revenues                                                      $1,039,151            (678,947) (1)        $360,204
                                                                    ----------                                 --------
Cost of sales, including buying and occupancy costs                    894,458            (612,199) (1)         282,259
Selling, general and administrative expenses                           121,692             (50,248) (1)          71,444
Interest on debt and capital leases, net                                 5,291              (4,459) (2)             832
                                                                    ----------                                 --------
Total expenses                                                       1,021,441                                  354,535
                                                                    ----------                                 --------
Income from continuing operations before taxes                          17,710                                    5,669
Provision for income taxes                                               6,907              (4,696) (3)           2,211
                                                                    ----------                                 --------
Income from continuing operations                                      $10,803                                   $3,458
                                                                    ==========                                 ========
Pro forma earnings per share from continuing operations                                                           $0.09
                                                                                                               ========

                                  WABAN INC.

         NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

SCENARIO A--CONVERSION OF ALL CONVERTIBLE DEBENTURES INTO COMMON STOCK

NOTES TO PRO FORMA CONDENSED BALANCE SHEET

    (1) Adjustment to record conversion of the Convertible Debentures (net of $1,307,000 unamortized debt expense and related tax benefit) into 4,321,171 shares of common stock and to record payment of $1,100,000 pursuant to the Standby Purchase Agreement.

    (2) Adjustment to record borrowings of $27,500,000 under a new credit agreement that Waban expects to enter into with a group of banks, effective with the Distribution. These borrowings, combined with the $82,500,000 received from BJI in repayment of intercompany indebtedness (see Note (6) which follows) and $28,200,000 of Waban's available cash, will be used to repay the Senior Notes ($24,000,000) and Senior Subordinated Notes ($100,000,000) plus $14,200,000 of prepayment penalties (see Note (3) which follows).

    (3) Adjustment to record repayment of the Senior Notes and Senior Subordinated Notes and related prepayment penalties of approximately $14,200,000, the write-off of unamortized debt expense of $2,093,000, and related tax benefits as of April 26, 1997, the date of the pro forma condensed balance sheet.

    (4) Adjustment to record transfer of BJI's current taxes payable to Waban through the intercompany balance.

    (5) Adjustment to record forgiveness of $98,797,000 of BJI's intercompany indebtedness.

    (6) Adjustment to record cash received of $82,500,000 from BJI in repayment of intercompany indebtedness.

    (7) Adjustment to reflect the distribution of the remainder of BJI's net assets, which total $282,664,000 excluding Waban's forgiveness of BJI's intercompany indebtedness (see Note (5) above). $213,085,000 of this amount is charged to Waban's retained earnings, reducing that balance to zero; the remaining $69,579,000 is charged to additional paid-in capital.

NOTES TO PRO FORMA CONDENSED STATEMENT OF INCOME

    (1) Adjustment to separate the operating revenues and expenses of BJI's discontinued operations.

    (2) Adjustment to reflect interest expense on anticipated reduced borrowings using an assumed interest rate of 7.50%. Each variance of 1/8 of one percent from this assumed interest rate would change quarterly interest expense by $8,594.

    (3) Adjustment to income tax provision for the estimated income tax effect of the pro forma adjustments.

  Pro forma earnings per share from continuing operations is based on 37,193,415 shares of common stock outstanding (including 4,321,171 shares of common stock issued upon conversion of the Convertible Debentures) plus 583,969 common equivalent shares, using the treasury stock method of accounting for outstanding stock options.

                                  WABAN INC.
                 PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)
                                April 26, 1997
                            (Dollars in thousands)


Scenario B-Partial Conversion of Convertible Debentures into Common Stock

                                                                           Pro Forma
           ASSETS                                        Historical       Adjustments       Pro Forma
           ------                                       -------------    -------------     -----------
Current Assets:
   Cash and cash equivalents                                 $33,461          (1,100) (1)      $2,230
                                                                              40,868  (2)
                                                                            (193,605) (3)
                                                                             122,606  (6)
   Accounts receivable                                        49,809         (22,320) (7)      27,489
   Merchandise inventories                                   653,490        (317,056) (7)     336,434
   Current deferred income taxes                              16,939          (6,186) (7)      10,753
   Prepaid expenses                                           11,371          (5,312) (7)       6,059
                                                        -------------                      -----------
      Total current assets                                   765,070                          382,965
   Property, net of depreciation                             623,901        (378,517) (7)     245,384
   Intercompany debt                                               -           9,508  (4)           -
                                                                             (58,691) (5)
                                                                            (122,606) (6)
                                                                             171,789  (7)
   Other assets                                               32,822            (654) (1)      17,962
                                                                              (2,746) (3)
                                                                             (11,460) (7)
                                                        -------------                      -----------
         Total assets                                     $1,421,793                         $646,311
                                                        =============                      ===========

            LIABILITIES
            -----------
Current Liabilities:
   Current installments of long-term debt                    $12,409            (174) (7)        $235
                                                                             (12,000) (3)
   Accounts payable                                          316,764        (187,158) (7)     129,606
   Accrued expenses and other current liabilities            131,752         (58,736) (7)      73,016
   Accrued federal and state income taxes                      9,278            (265) (1)       1,368
                                                                              (6,533) (3)
                                                                              (1,112) (3)
                                                                               9,508  (4)
                                                                              (9,508) (7)
                                                        -------------                      -----------
      Total current liabilities                              470,203                          204,225
Noncurrent liabilities                                        75,104         (28,269) (7)      46,835
Long-term debt                                               230,765         (53,475) (1)      50,131
                                                                              40,868  (2)
                                                                            (165,474) (3)
                                                                              (2,553) (7)

       STOCKHOLDERS' EQUITY
       --------------------
   Common stock                                                  333              22  (1)         355
   Additional paid-in capital                                330,227          45,549  (1)     344,765
                                                                             (31,011) (7)
   Treasury stock                                             (7,515)          7,515  (1)           -
   Retained earnings                                         322,676          (1,100) (1)           -
                                                                              (9,598) (3)
                                                                              (1,634) (3)
                                                                             (58,691) (5)
                                                                            (251,653) (7)
                                                        -------------                      -----------
      Total stockholders' equity                             645,721                          345,120
                                                        -------------                      -----------
      Total liabilities and stockholders' equity          $1,421,793                         $646,311
                                                        =============                      ===========

                                  WABAN INC.
              PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)
                      Thirteen Weeks Ended April 26, 1997
                 (Dollars in thousands, except per share data)

  Scenario B - Partial Conversion of Convertible Debentures into Common Stock


                                                                        Pro Forma
                                                        Historical     Adjustments     Pro Forma
                                                       ------------    -----------    -----------
Total revenues                                          $1,039,151       (678,947)(1)   $360,204
                                                       ------------                   -----------
Cost of sales, including buying and occupancy costs        894,458       (612,199)(1)    282,259
Selling, general and administrative expenses               121,692        (50,248)(1)     71,444
Interest on debt and capital leases, net                     5,291         (4,209)(2)      1,082
                                                       ------------                   -----------
Total expenses                                           1,021,441                       354,785
                                                       ------------                   -----------
Income from continuing operations before taxes              17,710                         5,419
Provision for income taxes                                   6,907         (4,793)(3)      2,114
                                                       ------------                   -----------
Income from continuing operations                          $10,803                        $3,305
                                                       ============                   ===========
Pro forma earnings per share from continuing operations                                    $0.09
                                                                                      ===========

                                  WABAN INC.

         NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

SCENARIO B--PARTIAL CONVERSION OF CONVERTIBLE DEBENTURES INTO COMMON STOCK

NOTES TO PRO FORMA CONDENSED BALANCE SHEET

    (1) Adjustment to record conversion of $53,475,000 of the Convertible Debentures (net of the payment of $1,100,000 pursuant to the Standby Purchase Agreement and net of $654,000 unamortized debt expense and related tax benefit) into 2,160,606 shares of common stock.

    (2) Adjustment to record borrowings of $40,868,000 under a new credit agreement that Waban expects to enter into with a group of banks, effective with the Distribution. These borrowings, combined with the $122,606,000 received from BJI in repayment of intercompany indebtedness (see Note (6) which follows) and $30,131,000 of Waban's available cash, will be used to repay the Senior Notes ($24,000,000), Senior Subordinated Notes ($100,000,000), and $53,474,000 of the Convertible Debentures plus $16,131,000 of prepayment penalties (see Note (3)).

    (3) Adjustment to record repayment of the Senior Notes, Senior Subordinated Notes and $53,474,000 of the Convertible Debentures and related prepayment penalties of approximately $16,131,000, the write-off of unamortized debt expense of $2,746,000, and related tax benefits as of April 26, 1997, the date of the pro forma condensed balance sheet.

    (4) Adjustment to record transfer of BJI's current taxes payable to Waban through the intercompany balance.

    (5) Adjustment to record forgiveness of $58,691,000 of BJI's intercompany indebtedness.

    (6) Adjustment to record cash received of $122,606,000 from BJI in repayment of intercompany indebtedness.

    (7) Adjustment to reflect the distribution of the remainder of BJI's net assets, which total $282,664,000, excluding Waban's forgiveness of BJI's intercompany indebtedness (See Note (5) above). $251,653,000 of this amount is charged to Waban's retained earnings; the remaining $31,011,000 is charged to additional paid-in capital.

NOTES TO PRO FORMA CONDENSED STATEMENT OF INCOME

    (1) Adjustment to separate the operating revenues and expenses of BJI's discontinued operations.

    (2) Adjustment to reflect interest expense on anticipated reduced borrowings using an assumed interest rate of 7.50%. Each variance of 1/8 of one percent from this assumed interest rate would change quarterly interest expense by $12,771.

    (3) Adjustment to income tax provision for the estimated income tax effect of the pro forma adjustments.

  Pro forma earnings per share from continuing operations is based on 35,032,850 shares of common stock outstanding (including 2,160,606 shares of common stock issued upon conversion of the Convertible Debentures) plus 583,969 common equivalent shares, using the treasury stock method of accounting for outstanding stock options.

                        PRO FORMA FINANCIAL DATA OF BJI

  The following unaudited pro forma financial data illustrates the estimated effects on BJI of the proposed Distribution and (i) the repayment by BJI to Waban of intercompany indebtedness and current taxes payable, (ii) borrowings under a new credit agreement that BJI expects to enter into with a group of banks, effective with the Distribution, and (iii) the impact of the full or partial conversion of the Convertible Debentures (the "Related BJI Transactions"). The Company has called the Convertible Debentures for redemption and, in connection therewith, has entered into the Standby Purchase Agreement. See "Standby Agreement" and "Risk Factors--Conversion or Redemption of Convertible Debentures" in the Proxy Statement/Prospectus filed with the Commission on June 6, 1997. The pro forma financial data has been prepared to present two alternative scenarios. Scenario A gives pro forma effect to the conversion of all of the Convertible Debentures into Waban Common Stock. Scenario B gives pro forma effect to the redemption of $53,474,000 of the Convertible Debentures for cash and the conversion of the remaining Convertible Debentures into Waban Common Stock. The pro forma balance sheet data is based on the April 26, 1997 balance sheet of BJI and assumes the Distribution and Related BJI Transactions were consummated on that date. The pro forma income statement data gives effect to the Distribution and Related BJI Transactions as if they occurred at the beginning of the fiscal year ending January 25, 1997. The unaudited pro forma financial data should be read in conjunction with the historical financial statements of BJI included elsewhere in the Proxy Statement/Prospectus.

  The pro forma financial data of BJI does not purport to represent what the financial position or results of operations of BJI would have been if the Distribution and Related BJI Transactions had in fact been consummated on the dates indicated or at any future date. The pro forma adjustments are based upon available information and upon certain assumptions that BJI's management believes are reasonable in these circumstances.

                           BJ'S WHOLESALE CLUB, INC.
                 PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)
                                April 26, 1997
                            (Dollars in thousands)

Scenario A - Conversion of All Convertible Debentures into Common Stock

                                                                       Pro Forma
                    ASSETS                              Historical    Adjustments        Pro Forma
                    ------                             ------------   -----------       -----------
Current Assets:
   Cash                                                         $-                              $-
   Accounts receivable                                      22,320                          22,320
   Merchandise inventories                                 317,056                         317,056
   Current deferred income taxes                             6,186                           6,186
   Prepaid expenses                                          5,312                           5,312
                                                       ------------                     -----------
      Total current assets                                 350,874                         350,874
   Property, net of depreciation                           378,517                         378,517
   Other assets                                             14,945                          14,945
                                                       ------------                     -----------
         Total assets                                     $744,336                        $744,336
                                                       ============                     ===========

                    LIABILITIES
                    -----------
Current Liabilities:
   Current installments of long-term debt                     $174                            $174
   Accounts payable                                        187,158                         187,158
   Accrued expenses and other current liabilities           58,736                          58,736
   Accrued federal and state income taxes                    9,508        (9,508) (1)            -
                                                       ------------                     -----------
      Total current liabilities                            255,576                         246,068
Noncurrent liabilities                                      28,269                          28,269
Deferred income taxes                                        3,485                           3,485
Loans and advances from Waban Inc.                         171,789         9,508  (1)            -
                                                                         (98,797) (4)
                                                                         (82,500) (3)
Long-term debt                                               2,553        82,500  (3)       85,053

                    STOCKHOLDER'S EQUITY
                    --------------------
   Common stock                                                329            43  (2)          372
   Additional paid-in capital                                    -        98,797  (4)       98,797
   Retained earnings                                       282,335           (43) (2)      282,292
                                                       ------------                     -----------
      Total stockholder's equity                           282,664                         381,461
                                                       ------------                     -----------
      Total liabilities and stockholder's equity          $744,336                        $744,336
                                                       ============                     ===========

                           BJ'S WHOLESALE CLUB, INC.
              PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)
                      Thirteen Weeks Ended April 26, 1997
                 (Dollars in thousands, except per share data)

Scenario A - Conversion of All Convertible Debentures into Common Stock


                                                                         Pro Forma
                                                         Historical     Adjustments     Pro Forma
                                                        ------------    -----------    -----------
Net sales                                                 $665,922                       $665,922
Membership fee income                                       13,025                         13,025
                                                        ------------                   -----------
Total revenues                                             678,947                        678,947
                                                        ------------                   -----------
Cost of sales, including buying and occupancy costs        612,199                        612,199
Selling, general and administrative expenses                51,374                         51,374
Interest on debt and capital leases, net                     3,882        (2,559)(1)        1,323
                                                        ------------                   -----------
Total expenses                                             667,455                        664,896
                                                        ------------                   -----------
Income before income taxes                                  11,492                         14,051
Provision for income taxes                                   4,435         1,036 (2)        5,471
                                                        ------------                   -----------
Net income                                                  $7,057                         $8,580
                                                        ============                   ===========
Pro forma earnings per share                                                                $0.23
                                                                                       ===========

                           BJ'S WHOLESALE CLUB, INC.

         NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

SCENARIO A--CONVERSION OF ALL CONVERTIBLE DEBENTURES INTO COMMON STOCK

NOTES TO PRO FORMA CONDENSED BALANCE SHEET

    (1) Adjustment to record transfer to Waban of current taxes payable through the intercompany balance.

    (2) Adjustment to reflect additional shares outstanding as a result of conversion of Waban's Convertible Debentures into 4,321,171 shares of common stock.

    (3) Adjustment to record borrowings under a new credit agreement that BJI expects to enter into with a group of banks, effective with the Distribution and repayment of outstanding intercompany indebtedness to Waban.

    (4) Adjustment to record Waban's contribution of $98,797,000 to the equity of BJI through the forgiveness of intercompany indebtedness.


NOTES TO PRO FORMA CONDENSED STATEMENT OF INCOME

    (1) Adjustment to reflect interest expense in connection with the $82,500,000 borrowing under a new credit agreement that BJI expects to enter into with a group of banks, effective with the Distribution in lieu of interest expense on intercompany borrowings from Waban. Interest on credit agreement borrowings is assumed to be 6.50%. Each variance of 1/8 of one percent from this assumed interest rate would change quarterly interest expense by $25,781.

    (2) Adjustment to income tax provision for the estimated income tax effect of the pro forma adjustment at a marginal tax rate of 40.5%.

  Pro forma earnings per share is based on 37,193,415 shares of common stock outstanding (including 4,321,171 shares of common stock issued upon conversion of Waban's Convertible Debentures) plus 439,166 common equivalent shares, using the treasury stock method of accounting for outstanding stock options.

  Management believes the historical financial statements reflect BJI's historical costs of doing business. As a publicly owned company, BJI will likely incur additional costs. Such additional costs, estimated to be approximately $2,000,000 on an annual basis, or $500,000 on a quarterly basis, are not reflected in the Pro Forma Condensed Statement of Income.

                           BJ'S WHOLESALE CLUB, INC.
                 PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)
                                April 26, 1997
                            (Dollars in thousands)

Scenario B - Partial Conversion of Convertible Debentures into Common Stock

                                                                               Pro Forma
                                                         Historical           Adjustments           Pro Forma
                                                         ----------           -----------           ---------
                     ASSETS
                     ------
Current Assets:
  Cash                                                          $-                                         $-
  Accounts receivable                                       22,320                                     22,320
  Merchandise inventories                                  317,056                                    317,056
  Current deferred income taxes                              6,186                                      6,186
  Prepaid expenses                                           5,312                                      5,312
                                                          --------                                   --------
     Total current assets                                  350,874                                    350,874
  Property, net of depreciation                            378,517                                    378,517
  Other assets                                              14,945                                     14,945
                                                          --------                                   --------
        Total assets                                      $744,336                                   $744,336
                                                          ========                                   ========

                  LIABILITIES
                  -----------
Current Liabilities:
  Current installments of long-term debt                      $174                                       $174
  Accounts payable                                         187,158                                    187,158
  Accrued expenses and other current liabilities            58,736                                     58,736
  Accrued federal and state income taxes                     9,508               (9,508) (1)                -
                                                          --------                                   --------
    Total current liabilities                              255,576                                    246,068
Noncurrent liabilities                                      28,269                                     28,269
Deferred income taxes                                        3,485                                      3,485
Loans and advances from Waban Inc.                         171,789                9,508  (1)                -
                                                                                (58,691) (4)
                                                                               (122,606) (3)
Long-term debt                                               2,553              122,606  (3)          125,159

             STOCKHOLDER'S EQUITY
             --------------------
  Common stock                                                 329                   22  (2)              351
  Additional paid-in capital                                     -               58,691  (4)           58,691
  Retained earnings                                        282,335                  (22) (2)          282,313
                                                          --------                                   --------
    Total stockholder's equity                             282,664                                    341,355
                                                          --------                                   --------
    Total liabilities and stockholder's equity            $744,336                                   $744,336
                                                          ========                                   ========

                           BJ'S WHOLESALE CLUB, INC.
              PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)
                      Thirteen Weeks Ended April 26, 1997
                 (Dollars in thousands, except per share data)

Scenario B - Partial Conversion of Convertible Debentures into Common Stock

                                                                         Pro Forma
                                                        Historical      Adjustments      Pro Forma
                                                       ------------    -------------    -----------
Net sales                                                 $665,922                        $665,922
Membership fee income                                       13,025                          13,025
                                                       ------------                     -----------
Total revenues                                             678,947                         678,947
                                                       ------------                     -----------
Cost of sales, including buying and occupancy costs        612,199                         612,199
Selling, general and administrative expenses                51,374                          51,374
Interest on debt and capital leases, net                     3,882       (1,908)(1)          1,974
                                                       ------------                     -----------
Total expenses                                             667,455                         665,547
                                                       ------------                     -----------
Income before income taxes                                  11,492                          13,400
Provision for income taxes                                   4,435          773 (2)          5,208
                                                       ------------                     -----------
Net income                                                  $7,057                          $8,192
                                                       ============                     ===========
Pro forma earnings per share                                                                 $0.23
                                                                                        ===========

                           BJ'S WHOLESALE CLUB, INC.

         NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

SCENARIO B--PARTIAL CONVERSION OF CONVERTIBLE DEBENTURES INTO COMMON STOCK

NOTES TO PRO FORMA CONDENSED BALANCE SHEET

    (1) Adjustment to record transfer to Waban of current taxes payable through the intercompany balance.

    (2) Adjustment to reflect additional shares outstanding as a result of conversion of Waban's Convertible Debentures into 2,160,606 shares of common stock.

    (3) Adjustment to record borrowings under a new credit agreement that BJI expects to enter into with a group of banks, effective with the Distribution and repayment of outstanding intercompany indebtedness to Waban.

    (4) Adjustment to record Waban's contribution of $58,691,000 to the equity of BJI through the forgiveness of intercompany indebtedness.


NOTES TO PRO FORMA CONDENSED STATEMENT OF INCOME

    (1) Adjustment to reflect interest expense in connection with the $122,606,000 borrowing under a new credit agreement that BJI expects to enter into with a group of banks, effective with the Distribution in lieu of interest expense on intercompany borrowings from Waban. Interest on credit agreement borrowings is assumed to be 6.50%. Each variance of 1/8 of one percent from this assumed interest rate would change quarterly interest expense by $38,314.

    (2) Adjustment to income tax provision for the estimated income tax, effect of the pro forma adjustment at a marginal tax rate of 40.5%.

  Pro forma net income is based on 35,032,850 shares of common stock outstanding (including 2,160,606 shares of common stock issued upon conversion of Waban's Convertible Debentures) plus 439,166 common equivalent shares, using the treasury stock method of accounting for outstanding stock options.

  Management believes the historical financial statements reflect BJI's historical costs of doing business. As a publicly owned company, BJI will likely incur additional costs. Such additional costs, estimated to be approximately $2,000,000 on an annual basis, or $500,000 on a quarterly basis, are not reflected in the Pro Forma Condensed Statement of Income.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 16, 1997                 WABAN INC.

                                     /s/ Edward J. Weisberger
                                     ------------------------------
                                     By:     Edward J. Weisberger
                                     Title:  Senior Vice President
                                             and Chief Financial Officer